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                                                                   EXHIBIT 10.81
                                                CONFIDENTIAL TREATMENT REQUESTED


                                  Amendment Two
                                Supply Agreement


This Amendment Two ("Amendment") amends the Supply Agreement, dated August 18, 1998, and its Amendment One, dated July 7, 1999 ("Agreement"), is effective December 31, 2000 ("Effective Date"), and is made by and between Maxtor Corporation, a Delaware corporation, having principal places of business at 510 Cottonwood Drive, Milpitas, California 95035 U.S.A. and 2190 Miller Drive, Longmont, Colorado 80501 U.S.A. ("Maxtor") and MMC Technology, Inc., a California corporation, having its principal place of business at 2001 Fortune Drive, San Jose, California 95131 ("MMC").

Whereas,MMC has requested Maxtor assistance with pricing and payment terms, due to failure of a recent acquisition offer; and

Whereas,Maxtor agrees that this arrangement is necessary to ensure continuity of supply of quality material to support Maxtor needs;

NOW, THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH IS HEREBY ACKNOWLEDGED, AND IN CONSIDERATION OF THE ABOVE PREMISES AND THE MUTUAL PROMISES CONTAINED IN THIS AGREEMENT, THE PARTIES AGREE TO AMEND THE AGREEMENT AS FOLLOWS:

Paragraph 1.4.1 (A) is amended to read as follows:

        1.4.1  Product Price.
               (A) Product Price shall be calculated according to the following rules, and applied on a reconciliation basis to the entire Maxtor purchase of Products in a fiscal quarter. The parties shall use their best efforts to calculate such reconciliations in time for posting for the effected quarter or other reporting period.

               The purchase price for Product paid to MMC by Maxtor shall be /***/.

        Single-sided Product Price. Notwithstanding the foregoing, single-sided Product shall be priced at /***/ of the corresponding double-sided Product, in the proportion of the actual total Product purchases in each fiscal quarter or applicable pricing period.

2.      Paragraph 2.12.1 is amended to read as follows:
        2.12.1 Terms. Invoices shall be due and payable within /***/ days after the date of invoice. In cases where an invoice is not issued, payment shall be due within /***/ days after the delivery of the Product. Maxtor's payment advice shall reference MMC's invoice number(s) and date(s).

3. The above terms shall be in effect from the first day of Maxtor's first fiscal quarter of 2001 (December 31, 2000) until the last day of Maxtor's second fiscal quarter of 2001 (June 30, 2001). After such time, the present terms of the Agreement shall be full force and effect and the terms of this Amendment shall have no further force or effect.

/***/ Indicates confidential material redacted and filed separately with the Commission.

THIS AMENDMENT, INCLUDING THE AGREEMENT OF WHICH IT IS A PART, IS A COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, WHICH SUPERSEDES ALL PRIOR OR


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                                                CONFIDENTIAL TREATMENT REQUESTED

CONCURRENT PROPOSALS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO ITS SUBJECT MATTER. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE AGREEMENT, IN THE EVENT OF A CONFLICT BETWEEN THIS AMENDMENT AND THE AGREEMENT, THIS AMENDMENT SHALL PREVAIL. ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED AND ARE RATIFIED HEREBY.

In witness whereof, the parties have executed this Amendment as of its Effective Date.

MAXTOR CORPORATION                            MMC TECHNOLOGIES, INC.

By: /s/ David L. Beaver                      By: /s/ Ian Sanders
   ---------------------------------             -------------------------------
   (signature)                                   (signature)

   David L. Beaver                               Ian Sanders
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   (print name)                                  (print name)

   V.P. Worldwide Materials                      Chief Technical Officer
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   (title)                                       (title)



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